UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2015

Non-Invasive Monitoring Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-13176	59-2007840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-575-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.03.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Fifth Amendment to Note and Security Agreement

On July 27, 2015, Non-Invasive Monitoring Systems, Inc. (“NIMS”) entered into the Fifth Amendment (the “Fifth Amendment”) to the Note and Security Agreement dated as of March 31, 2010, as amended (the “Note and Security Agreement”) with HSU Gamma Investments, L.P. (“HSU Gamma”), an entity controlled by NIMS’ Chairman of the Board and Interim Chief Executive Officer, Dr. Hsiao, and Frost Gamma Investments Trust, a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock (collectively, the “Lenders”). Pursuant to the terms of the Note and Security Agreement, the Lenders granted NIMS a revolving credit line (the “Revolver”) in the aggregate amount of $1,000,000. The Fifth Amendment extended the maturity date of the Revolver from July 31, 2015 until July 31, 2017. As of the date of the Fifth Amendment, NIMS had drawn down $1,000,000 under the Note and Security Agreement. The Fifth Amendment did not amend any other terms of the Note and Security Agreement.

The foregoing is only a brief summary of the Fifth Amendment and does not purport to be complete. Please refer to the Fifth Amendment, which is attached as Exhibit 10.1 for its full terms.

Second Amendment to Marie Wolf Note

On July 27, 2015, NIMS entered into the Second Amendment to that certain Promissory Note dated September 12, 2011 in the principal amount of $50,000.00 with Marie Wolf (the “Wolf Note”). The maturity date on the Wolf Note was amended from July 31, 2015 until July 31, 2017. No other provisions of the Wolf Note were amended.

The foregoing is only a brief summary of the Second Amendment to the Wolf Note and does not purport to be complete. Please refer to the Second Amendment to the Wolf Note, which is attached as Exhibit 10.2 for its full terms.

Second Amendment to Frost Gamma Investments Trust Note

On July 27, 2015, NIMS entered into the Second Amendment to that certain Promissory Note dated September 12, 2011 in the principal amount of $50,000.00 with Frost Gamma Investments Trust (the “2011 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2011 Frost Gamma Note was amended from July 31, 2015 until July 31, 2017. No other provisions of the 2011 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Second Amendment to the 2011 Frost Gamma Note and does not purport to be complete. Please refer to the Second Amendment to the 2011 Frost Gamma Note, which is attached as Exhibit 10.3 for its full terms.

Second Amendment to Hsu Gamma Investments Note

On July 27, 2015, NIMS entered into the Second Amendment to that certain Promissory Note dated May 30, 2012 in the principal amount of $50,000.00 with Hsu Gamma, an entity controlled by NIMS’ Chairman of the Board and Interim Chief Executive Officer, Dr. Hsiao (the “2012 Hsu Gamma Note”). The maturity date on the 2012 Hsu Gamma Note was amended from July 31, 2015 until July 31, 2017. No other provisions of the 2012 Hsu Gamma Note were amended.

The foregoing is only a brief summary of the Second Amendment to the 2012 Hsu Gamma Note and does not purport to be complete. Please refer to the Second Amendment to the 2012 Hsu Gamma Note, which is attached as Exhibit 10.4 for its full terms.

Second Amendment to 2013 Hsiao Note

On July 27, 2015, NIMS entered into the Second Amendment to that certain Promissory Note dated February 22, 2013 in the principal amount of $50,000.00 with Dr. Hsiao, NIMS’ Chairman of the Board and Interim Chief Executive Officer (the “2013 Hsiao Note”). The maturity date on the 2013 Hsiao Note was amended from July 31, 2015 until July 31, 2017. No other provisions of the 2013 Hsiao Note were amended.

The foregoing is only a brief summary of the Second Amendment to the 2013 Hsiao Note and does not purport to be complete. Please refer to the Second Amendment to the 2013 Hsiao Note, which is attached as Exhibit 10.5 for its full terms.

First Amendment to 2014 Hsiao Note

On July 27, 2015, NIMS entered into the First Amendment to that certain Promissory Note dated September 24, 2014 in the principal amount of $50,000.00 with Dr. Hsiao, NIMS’ Chairman of the Board and Interim Chief Executive Officer (the “2014 Hsiao Note”). The maturity date on the 2014 Hsiao Note was amended from July 31, 2015 until July 31, 2017. No other provisions of the 2014 Hsiao Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2014 Hsiao Note and does not purport to be complete. Please refer to the First Amendment to the 2014 Hsiao Note, which is attached as Exhibit 10.6 for its full terms.

First Amendment to 2015 Hsiao Note

On July 27, 2015, NIMS entered into the First Amendment to that certain Promissory Note dated February 2, 2015 in the principal amount of $50,000.00 with Dr. Hsiao, NIMS’ Chairman of the Board and Interim Chief Executive Officer (the “2015 Hsiao Note”). The maturity date on the 2015 Hsiao Note was amended from July 31, 2015 until July 31, 2017. No other provisions of the 2015 Hsiao Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2015 Hsiao Note and does not purport to be complete. Please refer to the First Amendment to the 2015 Hsiao Note, which is attached as Exhibit 10.7 for its full terms.

First Amendment to Frost Gamma Investments Trust Note

On July 27, 2015, NIMS entered into the First Amendment to that certain Promissory Note dated April 16, 2015 in the principal amount of $100,000.00 with Frost Gamma Investments Trust (the “2015 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2015 Frost Gamma Note was amended from July 31, 2015 until July 31, 2017. No other provisions of the 2015 Frost Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2015 Frost Gamma Note and does not purport to be complete. Please refer to the First Amendment to the 2015 Frost Gamma Note, which is attached as Exhibit 10.8 for its full terms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Fifth Amendment dated July 27, 2015 to Note and Security Agreement of Non-Invasive Monitoring Systems, Inc. in favor of HSU Gamma Investments, L.P. and Frost Gamma Investments Trust, dated March 31, 2010.

10.2 Second Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Marie Wolf, dated September 12, 2011.

10.3 Second Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated September 12, 2011.

10.4 Second Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Hsu Gamma Investments, L.P., dated May 30, 2012.

10.5 Second Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Hsiao, dated February 22, 2013.

10.6 First Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Hsiao, dated September 24, 2014.

10.7 First Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Hsiao, dated February 2, 2015.

10.8 First Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated April 16, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

July 30, 2015	By:	James J. Martin

Name: James J. Martin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Fifth Amendment dated July 27, 2015 to Note and Security Agreement of Non-Invasive Monitoring Systems, Inc. in favor of HSU Gamma Investments, L.P. and Frost Gamma Investments Trust, dated March 31, 2010.
10.2	Second Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Marie Wolf, dated September 12, 2011.
10.3	Second Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated September 12, 2011.
10.4	Second Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Hsu Gamma Investments, L.P., dated May 30, 2012.
10.5	Second Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Hsiao, dated February 22, 2013.
10.6	First Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Hsiao, dated September 24, 2014.
10.7	First Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Hsiao, dated February 2, 2015.
10.8	First Amendment dated July 27, 2015 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated April 16, 2015.